                                                                   EXHIBIT 10.35

                                THIRD AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     Third Amendment dated as of May 31, 1998 to Revolving Credit Agreement (the "Third Amendment"), by and among CMG INFORMATION SERVICES, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on Schedule 1
                                                                      ----------
to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of Revolving Credit Agreement dated as of May 14, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.  Section 1 of the
            --------- -- --------- -- --------------------
Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

          InSolutions Acquisition.  The merger of InSolutions Incorporated with
          -----------------------
     and into the Borrower's wholly-owned Subsidiary, with such wholly-owned Subsidiary being the surviving entity and thereafter changing its name to InSolutions Incorporated, all on such terms and conditions as are satisfactory to the Agent.

          Lee Note.  That certain Term Note to be dated as of June 16, 1998 from
          --------
     the Borrower to Robert Lee in the original principal amount of $4,249,845 issued in connection with the InSolutions Acquisition, which Term Note shall be in form and substance satisfactory to the Agent.

          Servercast Acquisition.  The acquisition by NaviSite, Inc., a wholly-
          ----------------------
     owned Subsidiary of the Borrower, on or prior to July 1, 1998 of the membership interests of Servercast Communications, L.L.C., all on such terms and conditions as are satisfactory to the Agent.

          OnDemand Acquisition.  The merger of the Borrower's wholly-owned
          --------------------
     Subsidiary with and into On-Demand Solutions, Inc. on or prior to July 31, 1998, with On-Demand Solutions, Inc. being the surviving entity, all on such terms and conditions as are satisfactory to the Agent.

          SalesLink Intercompany Note.  That certain Intercompany Note to be
          ---------------------------
     dated as of June 16, 1998 from the Borrower to SalesLink in the original principal amount of $5,000,000, which Intercompany Note shall be in form and substance satisfactory to the Agent.

     (S)2.  AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT.  Section 7 of the
            --------- -- --------- -- --------------------
Credit Agreement is hereby amended as follows:

     (a) Section 7.1(a)(viii) of the Credit Agreement is hereby amended by inserting immediately before the words "from time to time" the words "simultaneously with the Borrower making an acquisition which is permitted pursuant to (S)7.2(e) hereof, or incurring Indebtedness which is permitted to be incurred pursuant to (S)7.2(a), as the case may be, information evidencing the aggregate purchase price of all acquisitions made to date (including the contemplated acquisition), in the case of an acquisition, or information detailing the outstanding Indebtedness of the Borrower on such date (including the Indebtedness to be incurred), in the event of the incurrence of any Indebtedness, and, in addition,";

     (b) Section 7.2(a) of the Credit Agreement is hereby amended by inserting immediately after the roman numeral (iv) the words "(a) Indebtedness of the Borrower to SalesLink in an aggregate principal amount not to exceed $5,000,000 pursuant to the SalesLink Intercompany Note; (b) Indebtedness of the Borrower to Robert Lee in an aggregate principal amount not to exceed $4,249,845 pursuant to the Lee Note; (c) Indebtedness of Blaxxun in an aggregate principal amount not to exceed (1) $1,000,000 pursuant to certain promissory notes dated prior to the date hereof from Blaxxun to CMG @ Ventures I, and ERM/EBIT; and (2) 6,400,000 DM pursuant to certain promissory notes dated prior to the date hereof from Blaxxun to Technologie-Beteiligungsgesellschaft der Deutschen Ausgleichsbank and Bayern Kapital; and (d)";

     (c) Section 7.2(c)(iv) of the Credit Agreement is hereby amended by deleting the text of (S)7.2(c)(iv) in its entirety and restating it as follows:
"(iv) Investments made by the Borrower in compliance with its Investment Policy, Investments consisting of acquisitions permitted by (S)7.2(e) hereof and an Investment by the Borrower in Open Market, Inc., provided such Investment is made on or prior to July 31, 1998 and is in an aggregate amount of not more than $5,000,000".

     (d)  Section 7.2(e) of the Credit Agreement is hereby amended by deleting
(S)7.2(e) in its entirety and restating it as follows:

          (e) become party to a merger or sale-leaseback transaction, or to effect any disposition of assets other than in the ordinary course, and other than the sale of shares of a wholly-owned Subsidiary of the Borrower so long as the net cash proceeds of such sale received by the Borrower are equal to or greater than the carrying costs of the remaining shares of such Subsidiary after giving effect to such sale, or to purchase, lease or otherwise acquire assets other than in the ordinary course (with the parties hereto hereby acknowledging that minority Investments by the Borrower in CMG @ Ventures 1 and CMG @ Ventures II shall be considered acquisitions of assets in the ordinary course); provided, however, the
                                                     --------  -------
     Borrower shall be permitted to merge Accipiter, Inc. with and into Engage Technology, Inc. and shall be permitted to acquire assets and/or stock of another entity so long as (i) such entity is in the same or a similar line of business as the Borrower; (ii) other than in connection with the Accipter Acquisition and the Servercast Acquisition, the Borrower has provided the Bank with five (5) Business Days prior written notice of such acquisition, which notice shall include a reasonably detailed description of such acquisition; (iii) the business and/or entity to be acquired would not subject the Agent or any Bank to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or the other Loan Documents; (iv) other than in connection with the Accipiter Acquisition, the InSolutions Acquisition or the Servercast Acquisition, the Borrower has demonstrated to the satisfaction of the Agent and the Banks, based on a pro forma Compliance Certificate, compliance with
                               ---------
     (S)7.3 on a pro forma basis immediately prior to and after giving effect to
                 ---------
     any such acquisition; (v) the business and assets so acquired in each such acquisition shall be acquired by the Borrower free and clear of all liens and Indebtedness; and (vi) the aggregate purchase price of all acquisitions permitted hereunder does not exceed the greater of (1) $11,000,000 and (2) the aggregate purchase price of each of the Accipiter Acquisition, the Servercast Acquisition, the InSolutions Acquisition and the OnDemand Acquisition during the term of this Agreement.

     (S)3.  AMENDMENT TO SCHEDULE 7.2(A).  Schedule 7.2(a) of the Credit
            ----------------------------   ---------------
Agreement is hereby amended by deleting Schedule 7.2(a) in its entirety and
                                        ---------------
replacing it with the Schedule 7.2(a) attached hereto.
                      ---------------

     (S)4.  CONDITIONS TO EFFECTIVENESS.  This Third Amendment shall not become
            ---------------------------
effective until the Agent receives a counterpart of this Third Amendment, executed by the Borrower and the Banks.

     (S)5.  REPRESENTATIONS AND WARRANTIES.  The Borrower hereby repeats, on and
            ------------------------------
as of the date hereof, each of the representations and warranties made by it in
(S)5 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
--------
such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     (S)6.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
            ------------  ---
Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     (S)8.  COUNTERPARTS.  This Third Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                        CMG INFORMATION SERVICES, INC.



                                        By:
                                           ---------------------------------
                                        Title:



                                        BANKBOSTON, N.A.



                                        By:
                                           ---------------------------------
                                        Title: